UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2010

BMP SUNSTONE CORPORATION

(Exact name of registrant specified in its charter)

Delaware	001-32980	20-0434726
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 W. Germantown Pike, Suite 400, Plymouth Meeting, Pennsylvania	19462
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (610) 940-1675

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No.1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on January 8, 2010 by BMP Sunstone Corporation (“the Company”) to include additional disclosure regarding Han Zhiqiang’s departure from the Company in a new Item 1.01 and to amend Item 9.01 to include the agreement described in Item 1.01 as an exhibit.

Item 1.01.	Entry into a Material Definitive Agreement.

On January 7, 2010, the Company and Sunstone (Tangshan) Pharmaceutical Co., Ltd., a wholly-owned subsidiary of the Company (“Sunstone”), entered into an Agreement with Han Zhiqiang related to his resignation as the Company’s President and Chief Operating Officer (the “Agreement”). Pursuant to the Agreement and consistent with the terms of his employment agreement with the Company dated January 1, 2008 (the “Employment Agreement”), Mr. Han received a payment equal to 12 months base salary, payable in accordance with normal payroll practices and agreed that for a two-year period he would not hire or solicit any of the Company’s employees. The Agreement also clarified that the two year non-compete provided for in the Employment Agreement was for any business related to women’s and pediatric pharmaceutical products and supplements.

In addition, pursuant to the Agreement, Mr. Han agreed to assist with updating the relevant commercial registrations of Sunstone and other Company subsidiaries to reflect his resignation and to transfer the “HAO WA WA” trademark to Sunstone and the Company agreed to accelerate the vesting of 60% of Mr. Han’s restricted common stock shares in the Company. As such, all of the shares of the Company’s common stock that Mr. Han received when Sunstone was sold to the Company in February 2008 will be fully vested and saleable by February 2011.

Mr. Han did not receive any payments in connection with his resignation that were not provided for in his Employment Agreement.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 99.2 to this report and is incorporated in this report by reference. The Employment Agreement was filed as Exhibit 10.17 to the Company’s Form 10-K for the year ended December 31, 2007 filed with the Securities and Exchange Commission on March 17, 2008.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

99.2	Agreement, dated as of January 7, 2010, by and among BMP Sunstone Corporation, a Delaware corporation, Sunstone (Tangshan) Pharmaceutical Co., Ltd. and Han Zhiqiang.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMP SUNSTONE CORPORATION

Date:	January 24, 2011	By:	/s/ Fred M. Powell
		Name:	Fred M. Powell
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.2	Agreement, dated as of January 7, 2010, by and among BMP Sunstone Corporation, a Delaware corporation, Sunstone (Tangshan) Pharmaceutical Co., Ltd. and Han Zhiqiang.